CALAMOS® FAMILY OF FUNDS

Supplement dated April 30, 2020

to the CALAMOS® FAMILY OF FUNDS Prospectus and the Statement of Additional Information,

each dated February 28, 2020, as amended April 1, 2020

Effective immediately, the following is added to the "Fund Facts" section of the prospectus, immediately following the section entitled "Excessive Trading Policies and Procedures" on page 145:

Interfund Lending

The Funds have adopted, effective April 23, 2020, an Interim InterFund Lending Program (the "InterFund Program") in reliance upon the exemptive order issued by the Securities and Exchange Commission on March 23, 2020 (the "March 23, 2020 Order"). The InterFund Program will allow the Funds to borrow money from and lend money to each other for temporary or emergency purposes, such as to satisfy redemption requests or to cover unanticipated cash shortfalls. A description of the Funds' policies and procedures in connection with the InterFund Program is available in the statement of additional information and on the Funds' website. www.calamos.com.

Effective immediately, the following is added to the "Investment Practices" section of the statement of additional information immediately following the section entitled "ReFlow Liquidity Program" on page 36:

INTERFUND LENDING

Pursuant to an exemptive order issued by the Securities and Exchange Commission on March 23, 2020 ("March 23, 2020 Order") and corresponding compliance procedures adopted by the board of trustees on April 23, 2020, the Funds may lend money to, and borrow money from, each other pursuant to a master interfund lending agreement ("InterFund Program"). Under the InterFund Program, the Funds may lend or borrow money for temporary purposes directly to or from one another (an "InterFund Loan"), subject to the requirements of the March 23, 2020 Order, including, among others, the adherence to conditions set forth in a recent SEC exemptive order issued to another fund complex. The Funds' InterFund Program is limited in terms of duration and will only remain in place for the period from the adoption date up to and including June 30, 2020 (unless extended by the board of trustees upon any extension by the SEC).

Currently, under the March 23, 2020 Order permitting the Funds to participate in an InterFund Program, each Fund may, to the extent permitted by its investment objective, strategies, and policies, (1) lend uninvested cash to other Calamos Funds in an amount up to 25% of its current net assets at the time of the loan (including lending up to 5% of its net assets to any single Calamos Fund) and (2) borrow money from other Calamos Funds provided that total outstanding borrowings from all sources do not exceed 33 1/3% of its total assets or any lower threshold provided for by a Fund's fundamental restrictions or non- fundamental policies. Each Fund may borrow through the InterFund Program on an unsecured basis (i.e., without posting collateral) if its aggregate borrowings from all sources immediately after the interfund borrowing total 10% or less of the Fund's total assets. However, if the Fund's aggregate borrowings from all sources immediately after the interfund borrowing exceed 10% of the Fund's total assets, the Fund may borrow through the InterFund Program on a secured basis only. Each Fund also is required to secure an InterFund Loan if it has outstanding secured borrowings from other sources at the time the loan is requested.

Any loan made through the InterFund Program is expected to be more beneficial to a borrowing Fund (i.e., at a lower interest rate) than borrowing from a bank and more beneficial to a lending Fund (i.e., at a higher rate of return) than an alternative short-term investment. The duration of an InterFund Loan will

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not be limited to any term, provided that such term does not extend beyond the temporary relief granted in the March 23, 2020 Order. In addition, each InterFund Loan may be called on one business day's notice by a lending Fund and may be repaid on any day by a borrowing Fund.

The limitations detailed above and the other conditions of the March 23, 2020 Order, and related compliance procedures adopted by the board of trustees and implemented by the Adviser are designed to minimize the risks associated with interfund lending for both the borrowing Funds and the lending Funds. However, no borrowing or lending activity is without risk. When a Fund borrows money from another Fund, there is a risk that the loan could be called on one business day's notice or not renewed, in which case the Fund may need to borrow from a bank at higher rates if an InterFund Loan were not available from another Fund. Furthermore, a delay in repayment to a lending Fund could result in a lost investment opportunity or additional lending costs.

In addition, the March 23, 2020 Order provides the Funds with temporary flexibility with respect to borrowing. On April 23, 2020, the Funds' board of trustees approved a policy permitting each Fund to deviate from its fundamental policies with respect to borrowing and lending as set forth in the section of the statement of additional information titled "Investment Restrictions" for the period from April 23, 2020 until June 30, 2020 (unless extended by the board of trustees upon any extension of the March 23, 2020 Order by the SEC). During this time, each Fund may lend or borrow money in an amount of up to 33 1/3% of the Fund's total assets to meet short-term needs, such as in connection with redemptions. Each Fund incurs interest and other expenses when it borrows money. Borrowing creates leverage, which may increase expenses and increase the impact of the Fund's other risks. The use of leverage may exaggerate any increase or decrease in a Fund's net asset value causing the Fund to be more volatile than a fund that does not borrow.

Please retain this supplement for future reference.

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